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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 21, 1996



                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


   Delaware                        0-22772                      81-3899950
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 (State or other            (Commission File No.)              (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                  Number)

     110 East Broadway, Missoula, Montana                         59802
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   (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code:           (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.      Other Events

                   On October 21, 1996, the Registrant issued the press release attached as Exhibit 100.6 announcing fourth quarter and year end earnings and a cash dividend.


Item 7.      Financial Statements and Exhibits

             (a)   Exhibits

                    100.6 Press release, dated October 21, 1996


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                                   Signatures



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WesterFed Financial Corporation



Date:       October 21, 1996              By: /s/ Lyle R. Grimes
                                             -----------------------------------
                                             Lyle R. Grimes
                                             President & Chief Executive Officer





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                                Index to Exhibits



                                                             Sequentially
                                                             Numbered Page
                                                            Where Attached
 Exhibit                                                       Exhibits
 Number                                                       are located

   99.6        Press Release dated October 21, 1996                5